Federated Investors
World-Class Investment Manager

Federated Limited Duration Government Fund, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended February 28, 2001

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Not FDIC Insured * May Lose Value * No Bank Guarantee

Investment Review

Federated Limited Duration Government Fund, Inc. invests 100% of its assets in securities issued or guaranteed by the U.S. government and its agencies or instrumentalities. The fund's investment objective is to provide total return. Standard & Poor's has assigned the fund a AAAf credit rating.1

The pace of economic growth ranged from an unsustainably fast rate, with potential inflationary implications, to a slow level, which aroused concerns over recession. In the first quarter of the reporting period, the Federal Reserve Board (the "Fed") authorized rate increases totaling 0.75% designed to reduce the risk of potential inflation. The combination of rate hikes, rising energy costs and declining equity markets contributed to a growth slowdown. Reversing course, the Fed eased rates 1.0% in January 2001, citing the risk of economic weakness.

Gross domestic product (GDP) slowed markedly over the year, led by lower manufacturing activity. For calendar year 2000, first half GDP averaged over 5% versus 1.7% for the final six months. The slowdown was led by manufacturing as the National Association of Purchasing Managers (NAPM) Index declined to the lowest level since 1991. While manufacturing struggled, the service sector continued to grow, albeit at a slower pace.

Soaring energy prices negatively impacted both consumers and corporate America. Oil surged to over $36/barrel in September, the highest level of the past decade. The result was reduced personal discretionary spending and lower company profits. In addition, wealth and confidence dropped amid falling equity markets, outbreaks of Middle East violence and uncertainty surrounding U.S. elections. As a result, demand for fixed income investments, most notably high credit quality government securities, increased.

Yields rallied across the curve with shorter maturities leading the way. Two-year U.S. Treasurys yielded 4.39% at year-end, a drop of 2.12%. Ten-year yields fell 1.53% to 4.89%. Changes to the fund's investment strategy and objective aided performance during the period. On September 11, 2000, the fund's objective and strategy were converted from an income portfolio investing predominantly in adjustable rate mortgages to a short duration, high-quality, multi-sector government securities fund pursuing total return.2

1 An AAAf rating by Standard and Poor's means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks and are subject to change.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

As U.S. Treasury yields declined, the fund favored the relative value of agency debt and short duration mortgage securities. From the September 11, 2000 conversion date through year-end, Federal National Mortgage Association (FNMA) two-year benchmark spreads contracted 8 basis points to 0.41%. While agency spreads tightened, mortgage-to-U.S. Treasury spreads widened as market rates fell and refinance risk grew. As the risk/return profile for mortgages deteriorated, the allocation was reduced in favor of agencies. Within the mortgage backed securities sector, holdings consisted of collateralized mortgage obligations (CMOs) and mortgage pass-throughs, a combination designed to offer shelter from prepayments.

For the 12-month reporting period, total return for the Institutional Service Shares was 8.22%.3 From September 11, 2000 (start of performance) through fiscal year-end, total return for the Institutional Shares was 5.51%,3 compared to 5.33% for the Lehman 1-3 year Government Index.4

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

4 This index is unmanaged.

INSTITUTIONAL SHARES

Growth of a $10,000 Investment

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 2/28/2001
Start of Performance (9/11/2000) (cumulative)	5.51%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Limited Duration Government Fund, Inc. (Institutional Shares) (the "Fund") from September 11, 2000 (start of performance) to February 28, 2001, compared to the Merrill Lynch 1-Year Treasury Index ("ML1T"),2 the Merrill Lynch 2-Year Treasury Index ("ML2T"),2 the Lehman Brothers 1-3 Year Government Index ("LB1-3G")2, 4 and the Lipper Adjustable Rate Mortgage Funds Average ("LARMFA").3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the fund's prospectus dated April 30, 2001, and, together with financial statements contained therein, constitutes the fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1T, ML2T, the LB1-3G and the LARMFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML1T, the ML2T and the LB1-3G are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. These indexes are unmanaged.

3 The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Effective September 7, 2000, the Fund changed its investment policy to provide that the Fund would invest in all forms of U.S. government and agency obligations, including mortgage backed securities, rather than investing primarily in adjustable rate U.S. government mortgage backed securities. Therefore, the Fund's Adviser has elected to change the benchmark indexes from ML2T and LARMFA to LB1-3G because LB1-3G is more representative of the securities in which the Fund currently invests.

INSTITUTIONAL SERVICE SHARES

Growth of a $10,000 Investment

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 2/28/2001
1 Year	8.22%
5 Years	5.48%
Start of Performance (7/25/1991)	4.97%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Limited Duration Government Fund, Inc. (Institutional Service Shares) (the "Fund") from July 25, 1991 (start of performance) to February 28, 2001, compared to the Merrill Lynch 1-Year Treasury Index ("ML1T"),2 the Merrill Lynch 2-Year Treasury Index ("ML2T"),2 the Lehman Brothers 1-3 Year Government Index ("LB1-3G")2, 4 and the Lipper Adjustable Rate Mortgage Funds Average ("LARMFA").3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 2001, and, together with financial statements contained therein, constitutes the fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1T, ML2T, the LB1-3G and the LARMFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML1T, the ML2T and the LB1-3G are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. These indexes are unmanaged.

3 The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Effective September 7, 2000, the Fund changed its investment policy to provide that the Fund would invest in all forms of U.S. government and agency obligations, including mortgage backed securities, rather than investing primarily in adjustable rate U.S. government mortgage backed securities. Therefore, the Fund's Adviser has elected to change the benchmark indexes from ML2T and LARMFA to LB1-3G because LB1-3G is more representative of the securities in which the Fund currently invests.

Federated
World-Class Investment Manager
Federated Limited Duration Government Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314213109
Cusip 314213208

26386 (4/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

APPENDIX - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
A1. The graphic presentation here displayed consists of a line graph.  The corresponding components of the line graph are listed underneath.  The Class
Institutional Shares of Federated Limited Duration Government Fund, Inc., (the
"Fund") are represented by a solid line. The Lipper Adjustable Rate Mortgage Funds
Average ("LARMFA") is represented by a solid gray line. The Merrill Lynch 1-Year
Treasury ("ML1T") is represented by a dotted line, the Merrill Lynch 2-Year Treasury
("ML2T") is represented by a dash and the Lehman Brothers 1-3 Year Government Index
("LB1-3GI") is represented by a dot-dash-dot line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Institutional Shares of the Fund, LARMFA, ML1T, ML2T and LB1-3GI.
The "x" axis reflects computation periods from 9/11/00 to 2/25/01.  The "y" axis reflects the cost of the investment.  The ending values were $10,551, $10,399,
$10,396, $10,561 and $10,515 respectively.

A2. The graphic presentation here displayed consists of a line graph.  The corresponding components of the line graph are listed underneath.  The Class
Institutional Service Shares of Federated Limited Duration Government Fund, Inc.,
(the "Fund") are represented by a solid line. The Lipper Adjustable Rate Mortgage
Funds Average ("LARMFA") is represented by a solid gray line. The Merrill Lynch
1-Year Treasury ("ML1T") is represented by a dotted line, the Merrill Lynch 2-Year
Treasury ("ML2T") is represented by a dash and the Lehman Brothers 1-3 Year
Government Index ("LB1-3GI") is represented by a dot-dash-dot line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Institutional Shares of the Fund, LARMFA, ML1T, ML2T and LB1-3GI.
The "x" axis reflects computation periods from 9/11/00 to 2/25/01.  The "y" axis reflects the cost of the investment.  The ending values were $15,972, $15,269,
$16,784, $17,652 and $18,194 respectively.

APPENDIX - INSTITUTIONAL SHARES PROSPECTUS
The graphic presentation displayed here consists of a bar chart representing the annual total returns of Federated Limited Duration Government Fund, Inc. as of the
calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "-2%" and increasing in increments of 2% up to 10%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2000.  The light gray shaded chart features nine distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1992 through 2000.  The percentages noted are: 4.57%, 3.54%, 0.31%,
8.30%, 5.90%, 5.89%, 3.62%, 4.14%, and 6.79%, respectively.

APPENDIX - INSTITUTIONAL SERVICE SHARES PROSPECTUS
The graphic presentation displayed here consists of a bar chart representing the annual total returns of Federated Limited Duration Government Fund, Inc. as of the
calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "-2%" and increasing in increments of 2% up to 10%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2000.  The light gray shaded chart features nine distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1992 through 2000.  The percentages noted are: 4.57%, 3.54%, 0.31%,
8.30%, 5.90%, 5.89%, 3.62%, 4.14%, and 6.79%, respectively.